Fees Summary	Feb. 10, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 6,962,925.24
Previously Paid Amount	0.00
Total Fee Amount	961.58
Total Offset Amount	0.00
Net Fee	$ 961.58